                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             _______________________________________________________

                   U.S. BANK NATIONAL ASSOCIATION (Exact name
                     of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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                800 Nicollet Mall
             Minneapolis, Minnesota                            55402
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    (Address of principal executive offices)                (Zip Code)
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                                Richard Prokosch
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3918
            (Name, address and telephone number of agent for service)

                                  Zanett, Inc.
                     (Issuer with respect to the Securities)

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                Delaware                                 56-4389547
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     (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                  Identification No.)
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     135 E. 57th Street, 57th Floor
           New York, New York                                10022
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 (Address of Principal Executive Offices)                  (Zip Code)
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                     RENEWABLE UNSECURED SUBORDINATED NOTES
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1
                                    --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a) Name and address of each examining or supervising authority to which it is subject.

                       Comptroller of the Currency
                       Washington, D.C.

             b) Whether it is authorized to exercise corporate trust powers. Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15   Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1.  A copy of the Articles of Association of the Trustee.*

             2. A copy of the certificate of authority of the Trustee to commence business.*

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

             4.  A copy of the existing bylaws of the Trustee.*

             5.  A copy of each Indenture referred to in Item 4. Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

             7. Report of Condition of the Trustee as of September 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 1st of February, 2005.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:   /s/ Richard Prokosch
                                                  ------------------------------
                                                  Richard Prokosch
                                                  Vice President




By:  /s/ Lori-Anne Rosenberg
     -------------------------------
     Lori-Anne Rosenberg
     Vice President

                                    EXHIBIT 6
                                    ---------

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: January 25, 2005


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:   /s/ Richard Prokosch
                                                  ------------------------------
                                                  Richard Prokosch
                                                  Vice President




By:   /s/ Lori-Anne Rosenberg
      -----------------------------
      Lori-Anne Rosenberg
      Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2004

                                    ($000'S)

                                                                  9/30/2004
                                                                 ------------
ASSETS
     Cash and Due From Depository Institutions                     $6,973,101
     Federal Reserve Stock                                                  0
     Securities                                                    39,400,687
     Federal Funds                                                  2,842,037
     Loans & Lease Financing Receivables                          121,000,954
     Fixed Assets                                                   1,846,496
     Intangible Assets                                             10,035,484
     Other Assets                                                  10,354,644
                                                                 ------------
         TOTAL ASSETS                                            $192,453,403

LIABILITIES
     Deposits                                                    $122,247,349
     Fed Funds                                                      7,346,293
     Treasury Demand Notes                                                  0
     Trading Liabilities                                              145,128
     Other Borrowed Money                                          30,331,854
     Acceptances                                                      146,102
     Subordinated Notes and Debentures                              5,535,512
     Other Liabilities                                              6,060,066
                                                                 ------------
     TOTAL LIABILITIES                                           $171,812,304

EQUITY
     Minority Interest in Subsidiaries                             $1,013,889
     Common and Preferred Stock                                        18,200
     Surplus                                                       11,792,288
     Undivided Profits                                              7,816,722
                                                                 ------------
         TOTAL EQUITY CAPITAL                                    $ 20,641,099

TOTAL LIABILITIES AND EQUITY CAPITAL                             $192,453,403

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Richard Prokosch
       --------------------
       Vice President

Date: January 25, 2005